UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 8, 2016

TRANS-LUX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-2257	13-1394750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

445 Park Avenue, Suite 2001, New York, NY		10022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 800) 243-5544

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

The information provided in Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On September 8, 2016, Trans-Lux Corporation (the “Company”) entered into that certain Credit Agreement (the “Credit Agreement”) with BFI Capital Fund II, LLC (“Lender”), pursuant to which the Company can borrow up to $750,000 from the Lender at an interest rate of 10% per annum. To date, the Company has borrowed $300,000 under the Credit Agreement. The maturity date of the loan is March 1, 2017. Under the Credit Agreement, the Company granted the Lender a security interest in accounts receivable, materials and intangibles relating to a certain purchase order for equipment issued in July 2016.

In connection with the Credit Agreement, the Company and its wholly-owned subsidiaries Trans-Lux Display Corporation, Trans-Lux Midwest Corporation and Trans-Lux Energy Corporation, as borrowers, entered into a First Amendment to Credit and Security Agreement, dated as of September 8, 2016, with SCM Specialty Finance Opportunities Fund, L.P. as lender (“SCM”), to provide for certain amendments to that certain Credit and Security Agreement with SCM, dated July 12, 2016, to allow for the Company’s entry into the Credit Agreement with Lender and the security interest granted to Lender thereunder. The Company, Lender and SCM also entered into a Mutual Lien Intercreditor Agreement, dated as of September 8, 2016, setting forth SCM’s senior lien position to all collateral of the Company, except for the purchase order securing the Credit Agreement, and the rights of each of SCM and Lender with respect to the collateral of the Company.

The foregoing description of the Credit Agreement, the First Amendment to Credit and Security Agreement and the Mutual Lien Intercreditor Agreement is included to provide information regarding their terms. It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Credit Agreement, the First Amendment to Credit and Security Agreement and the Mutual Lien Intercreditor Agreement, each of which are filed as exhibits hereto and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit 10.1	Credit Agreement between Trans-Lux Corporation and BFI Capital Fund II, LLC, dated as of September 8, 2016.
Exhibit 10.2	First Amendment to Credit and Security Agreement, dated as of September 8, 2016, by and among SCM Specialty Finance Opportunities Fund, L.P., Trans-Lux Corporation, Trans-Lux Display Corporation, Trans-Lux Midwest Corporation and Trans-Lux Energy Corporation.
Exhibit 10.3	Mutual Lien Intercreditor Agreement, dated as of September 8, 2016, by and between SCM Specialty Finance Opportunities Fund, L.P. and BFI Capital Fund II, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2016	TRANS-LUX CORPORATION

	By:	/s/ Robert J. Conologue
		Name:	Robert J. Conologue
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 10.1	Credit Agreement between Trans-Lux Corporation and BFI Capital Fund II, LLC, dated as of September 8, 2016.
Exhibit 10.2	First Amendment to Credit and Security Agreement, dated as of September 8, 2016, by and among SCM Specialty Finance Opportunities Fund, L.P., Trans-Lux Corporation, Trans-Lux Display Corporation, Trans-Lux Midwest Corporation and Trans-Lux Energy Corporation.
Exhibit 10.3	Mutual Lien Intercreditor Agreement, dated as of September 8, 2016, by and between SCM Specialty Finance Opportunities Fund, L.P. and BFI Capital Fund II, LLC.